Exhibit 99.(q)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:              February 27, 2008

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:              February 27, 2008

/s/ W. Allen Reed
W. Allen Reed

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof  during the period February 28, 2008 through May 1, 2008.

Dated:              February 27, 2008

/s/ Michael E. Nugent
Michael E. Nugent

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated:  February 27, 2008

/s/ Michael Bozic
Michael Bozic

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ Fergus Reid
Fergus Reid

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Amy R. Doberman, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ James F. Higgins
James F. Higgins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams, Jay Baris, and Jacqueline Edwards, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof during the period February 28, 2008 through May 1, 2008.

Dated: February 27, 2008

/s/ Frank L. Bowman
Frank L. Bowman

APPENDIX A

February 27, 2008

Fund:	Filing:
Morgan Stanley Retail Funds:
Morgan Stanley California Tax-Free Daily Income Trust	Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley California Tax-Free Income Fund	Post-Effective Amendment No. 29 to Form N-1A
Morgan Stanley Capital Opportunities Trust	Post-Effective Amendment No. 19 to Form N-1A
Morgan Stanley Equally-Weighted S&P 500 Fund	Post-Effective Amendment No. 26 to Form N-1A
Morgan Stanley Focus Growth Fund	Post-Effective Amendment No. 35 to Form N-1A
Morgan Stanley Nasdaq-100 Index Fund	Post-Effective Amendment No. 9 to Form N-1A
Morgan Stanley New York Municipal Money Market Trust	Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley New York Tax-Free Income Fund	Post-Effective Amendment No. 28 to Form N-1A
Morgan Stanley Real Estate Fund	Post-Effective Amendment No. 12 to Form N-1A
Morgan Stanley Select Dimensions Investment Series	Post-Effective Amendment No. 23 to Form N-1A
Morgan Stanley Series Fund	Post-Effective Amendment No. 2 to Form N-1A
Morgan Stanley Tax-Exempt Securities Trust	Post-Effective Amendment No. 33 to Form N-1A
Morgan Stanley Tax-Free Daily Income Trust	Post-Effective Amendment No. 35 to Form N-1A
Morgan Stanley U.S. Government Securities Trust	Post-Effective Amendment No. 30 to Form N-1A
Morgan Stanley Utilities Fund	Post-Effective Amendment No. 29 to Form N-1A
Morgan Stanley Variable Investment Series	Post-Effective Amendment No. 41 to Form N-1A
Morgan Stanley Institutional Funds:
Morgan Stanley Institutional Fund, Inc.	Post-Effective Amendment No. 74 and No. 75 to Form N-1A
Morgan Stanley Institutional Fund Trust	Post-Effective Amendment No. 83 to Form N-1A
The Universal Institutional Funds, Inc.	Post-Effective Amendment No. 32 to Form N-1A
Morgan Stanley Eastern Europe Fund Inc.	Preliminary Proxy Statement and Definitive Proxy Statement
Hedge Funds
Morgan Stanley Global Long/Short Fund A	Post-Effective Amendment No. 1 to Form N-2
Morgan Stanley Global Long/Short Fund P	Post-Effective Amendment No. 1 to Form N-2
Alternative Investment Partners Absolute Return Fund II A	Forn N-8, Initital Registration Statement on Form N-2,
Pre-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund II P	Forn N-8, Initital Registration Statement on Form N-2,
Pre-Effective Amendment Nos. 1 and 2 to Form N-2
Alternative Investment Partners Absolute Return Fund	Post-Effective Amendment Nos. 6, 7 and 8 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	Post-Effective Amendment Nos. 7, 8 and 9 on Form N-2